Exhibits 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Xiangtian (USA) Air Power Co., Ltd. (the "Company") on Form 10-Q for the period ended January 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Zhou Deng Hua, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 13, 2017

/s/ Zhou Deng Hua

Zhou Deng Hua
Principal Executive Officer